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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2005


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                         1-13486                43-1695093
      (State or Other             (Commission File Number)     (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 14, 2005, the Company entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with JQH Acquisition, LLC and JQH Merger Corporation, companies formed for the purpose of the merger by Jonathan D. Eilian. The Merger Agreement provides that upon consummation of the merger, each outstanding share of the Company's Class A common stock (other than treasury shares and shares held by JQH Acquisition, LLC or JQH Merger Corporation) will convert into the right to receive $24.00 cash per share. Shares of Class B Common Stock, all of which are held by John Q. Hammons, the Company's principal stockholder, will remain outstanding as shares of the common stock of the Company, as the surviving corporation in the merger.

      The merger is conditioned upon, among other things, approval by the Company's stockholders at a special meeting called for that purpose. Mr. Hammons has agreed to vote his shares in favor of the merger, and the Company has reserved the right to seek approval by holders of a majority of shares of Class A Common Stock voting at the meeting not held by Mr. Hammons and his affiliates.

      In connection with the Merger Agreement, Mr. Hammons also has entered into an Amended and Restated Transaction Agreement (the "Transaction Agreement") with JD Holdings, LLC (a limited liability company owned by Mr. Eilian), JQH Acquisition, LLC, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, and Hammons, Inc. The Transaction Agreement sets forth the general structure of the merger and the contemplated related transactions, as well as the general understandings and intentions of the parties with respect to the merger. A copy of the Transaction Agreement is filed as Exhibit 10.1 to this Form 8-K.

      Under the Transaction Agreement:

      - Mr. Hammons and his revocable trust and a related company, Hammons, Inc. (the "JQH Stockholders") agree to vote in favor of the merger and the other transaction agreements and, without regard to any recommendations by us, to vote against any competing proposal or other action or agreement that would prevent or hinder the completion of the merger and the related transactions.

      - The JQH Stockholders agree not to transfer or convey their equity interests in us or any of our affiliated companies, grant proxies or enter into any voting agreements with respect to their equity interests, deposit any equity interest into a voting trust, convert or allow conversion of their shares of Class B Common Stock into Class A Common Stock, or cause to be declared or paid any dividends or distributions with respect to their equity interests of the Company or the Partnership.

      - The JQH Stockholders agree to discontinue any solicitation or discussions begun before entering into the Transaction Agreement, to not commence any solicitation or discussion with any person, and to not authorize or approve of, any proposed or potential transaction other than the merger and related transactions described below.

      - The parties set forth generally their understanding of the actions necessary to comply with the terms and conditions of the Indenture, dated as of May 21, 2002, by and among


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John Q. Hammons Hotels, L.P., John Q. Hammons Hotels Finance Corporation III, a
Missouri corporation, and Wachovia Bank, National Association, as trustee, relating to the First Mortgage Notes due 2012.

      The Transaction Agreement also contemplates that after the effective time of the merger, the following agreements will be consummated:

      The Company, as general partner, and the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Hammons, Inc. and J.Q.H., Inc., as limited partners, will amend the partnership agreement of John
Q. Hammons Hotels, L.P. by adopting Amendment No. 4 to the partnership agreement. Amendment No. 4 provides for allocation of a federal income tax deduction for amounts paid related to the granting of bonuses equal to option spreads on the stock of the Company, owned by employees and former employees of John Q. Hammons Hotels, L.P. A copy of Amendment No. 4 is attached to this Form 8-K as Exhibit 10.2.

      The Real Estate Sale and Non-Compete Agreement is an agreement by and among John Q. Hammons Hotels Two, L.P., the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and John Q. Hammons. The agreement calls for the sale by John Q. Hammons Hotels Two, L.P. to the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, of certain property and the granting of an exclusive option to purchase additional property. This agreement also provides that the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and John Q. Hammons will not, directly or indirectly through any affiliates, develop on either of the subject properties any hotel, motel, "condo" hotel, rental time-share or nightly rental hospitality project, for a stated period of time. A copy of the Real Estate Sale and Non-Compete Agreement is attached as Exhibit
10.3 to this Form 8-K.

      JQH Acquisition, LLC, JQH Merger Corporation, Atrium Hotels, LLC, John Q. Hammons Hotels, L.P., John Q. Hammons Hotels Two, L.P., the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and Chateau Lake, LLC will enter into the Chateau Distribution Agreement which agreement provides for (a) the conveyance by John Q. Hammons Hotels Two, L.P. as sole member of Chateau Lake, LLC, to the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, of all of John Q. Hammons Hotels Two, L.P.'s limited liability company interests in Chateau Lake, LLC (being 100% of the membership interests in Chateau Lake, LLC) and (b) the distribution of certain assets and liabilities of the Company and John Q. Hammons Hotels, L.P. to John Q. Hammons Hotels Management, LLC in exchange for the transfer by the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated of its limited partnership interests in John Q. Hammons Hotels, L.P. to John Q. Hammons Hotels, L.P. and the cancellation of a certain percentage of such interests. A copy of the Chateau Distribution Agreement is attached to this Form 8-K as Exhibit 10.4.

      A Management Assets and Obligations Distribution Agreement will be entered into by JQH Acquisition, LLC, the Company, John Q. Hammons Hotels, L.P. and John
Q. Hammons Hotels Management, LLC under which JQH Hotels Management, LLC will acquire certain assets owned by the Company and John Q. Hammons Hotels, L.P. and employ certain employees of the Company and John Q. Hammons Hotels, L.P. This agreement provides for the


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distribution of certain assets and liabilities by the Company to John Q. Hammons
Hotels, L.P. which, in turn, will then distribute such assets to JQH Hotels Management, LLC, subject to certain conditions. In addition, JQH Hotels Management, LLC will assume and agree to perform certain liabilities and obligations of the Company or John Q. Hammons Hotels, L.P. A copy of the Management Assets and Obligations Distribution Agreement is attached as Exhibit
10.5 to this Form 8-K.

      After Amendment No. 4 to the Limited Partnership Agreement of John Q. Hammons Hotels, L.P. has been adopted, the Company, as general partner, and the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and Hammons, Inc., as limited partners, will adopt the Third Amended and Restated Limited Partnership Agreement, to recapitalize John Q. Hammons Hotels, L.P. as follows: (a) the respective limited partnership interests of the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and Hammons, Inc. will be converted to preferred interests in John Q. Hammons Hotels, L.P. which will equal 2% of all of the outstanding partnership units of John Q. Hammons Hotels, L.P. at the closing of the merger; and (b) a portion of the Company's general partner partnership interest will be converted into $7 million of preferred interests in John Q. Hammons Hotels, L.P. In addition, under the Third Limited Partnership Agreement, iStar Financial Inc. will provide financing to the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and Hammons, Inc., as limited partners, and to the Company, as general partner, in connection with the transactions occurring on the effective date of the merger; in return, the preferred interests in John
Q. Hammons Hotels, L.P. will be pledged to iStar. A copy of the Third Amended and Restated Limited Partnership Agreement is attached to this Form 8-K as
Exhibit 10.6.

      The Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and the Company will enter into a Redemption Agreement which provides that, immediately after the adoption by John Q. Hammons Hotels, L.P. of the Third Amended and Restated Partnership Agreement, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated will deliver to the Company, and the Company will redeem, 294,100 shares of Company Class B Common Stock currently owned by the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, in exchange for the delivery to the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated of preferred interests in John Q. Hammons Hotels, L.P. by the Company. This agreement also stipulates that upon the redemption of the Company Class B Common Stock and upon the timely request of the Revocable Trust of John
Q. Hammons, dated December 28, 1989, as amended and restated, the Company will cause John Q. Hammons Hotels, L.P. to make a Section 754 Election. A copy of the Redemption Agreement is attached to this Form 8-K as Exhibit 10.7.

      Atrium GP, LLC, as general partner, and the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and Hammons, Inc., as limited partners, will adopt the Fourth Amended and Restated Partnership Agreement whereby John Q. Hammons Hotels, L.P. will be renamed "Atrium Hotels, L.P." and Atrium GP, LLC will replace the Company as general partner of Atrium Hotels, L.P. The Fourth Amended and Restated Partnership Agreement is attached to this Form 8-K as Exhibit 10.8.


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      The Tax Indemnity Agreement will be executed by John Q. Hammons Hotels
Two, L.P., the Company, John Q. Hammons, Hammons, Inc., the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and John Q. Hammons Hotels, L.P. Pursuant to this agreement, Mr. Hammons, Hammons, Inc. and the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, will receive thirty days advance notice of any contemplated or possible refinancing of any "existing guaranteed debt" to enable those parties to determine whether they desire to continue, reduce or eliminate their guarantee of or any contributory obligation with respect to any debt refinancing of such "existing guaranteed debt." In addition, John Q. Hammons Hotels, L.P. will, upon written request, permit Mr. Hammons, Hammons, Inc. and the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, or any of them, to take any action not adverse to John Q. Hammons Hotels, L.P., the Company or any successor general partner of John Q. Hammons Hotels, L.P. necessary to increase the tax basis of Mr. Hammons, Hammons, Inc. and the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated for federal income tax purposes in their interest in John Q. Hammons Hotels, L.P. Furthermore, John Q. Hammons Hotels, L.P. will indemnify Mr. Hammons, Hammons, Inc. and the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and hold them harmless from the income tax assumed to be imposed on them as a result of an event giving rise to an indemnity payment under such agreement. In addition, John Q. Hammons Hotels, L.P. will indemnify Mr. Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and Hammons, Inc. from the assumed tax burden resulting from a sale of any of certain properties owned by John Q. Hammons Hotels, L.P. during Mr. Hammons' lifetime, and will agree to refrain from any voluntary sale of such properties unless certain conditions are met. A copy of this Tax Indemnity Agreement is attached to this Form 8-K as Exhibit 10.9.

      Pursuant to a Sponsor Right of First Refusal Agreement to be entered into by and among John Q. Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, twelve entities controlled by Mr. Hammons (which own certain hotels controlled by Mr. Hammons), and JD Holdings, LLC, JD Holdings, LLC will obtain a right of first refusal to purchase any of the hotels owned by one of the twelve entities controlled by Mr. Hammons and any hotels subsequently acquired or developed by Mr. Hammons when such hotels are offered for sale. In addition, to the extent that Mr. Hammons offers to sell a partial interest in any such hotel, JD Holdings, LLC will have the right to purchase such hotel in its entirety on substantially the same economic terms as proposed by the third-party buyer. A copy of the Sponsor Right of First Refusal Agreement is attached as Exhibit 10.10 to this Form 8-K.

      John Q. Hammons Hotels, L.P. and John Q. Hammons Hotels Two, L.P., each on behalf of itself and its subsidiaries and John Q. Hammons and the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, will enter into a JQH Right of First Refusal Agreement. The agreement stipulates that, prior to the sale of certain hotels, JQH Acquisition, LLC will provide to Mr. Hammons a written purchase and sale agreement describing the sale. Mr. Hammons may elect to purchase any such hotel from the applicable seller by providing a notice to JQH Acquisition, LLC within thirty (30) days following the date of notice. The parties would then close the sale transaction on substantially identical economic terms. A copy of the JQH Right of First Refusal Agreement is attached to this Form 8-K as Exhibit 10.11.


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      A Non-Solicitation Agreement will be executed by JQH Acquisition, LLC,
Newco, LLC, John Q. Hammons Hotels, L.P., the Company, John Q. Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, and JQH Hotels Management, LLC. JQH Acquisition, LLC, the Company, John Q. Hammons Hotels, L.P., and their affiliates will agree not to solicit to hire or hire, without the prior written consent of Mr. Hammons, any management level employees who, in connection with the merger, become employed by JQH Hotels Management, LLC. A copy of the Non-Solicitation Agreement is attached to this Form 8-K as Exhibit 10.12.

      John Q. Hammons Hotels, L.P. and JQH Acquisition, LLC will enter into a Corporate Overhead Fee Agreement. John Q. Hammons Hotels, L.P. will engage JQH Acquisition, LLC in services in the field of financial, strategic planning, asset and management consulting services, and other similar management areas. In exchange, John Q. Hammons Hotels, L.P. will pay JQH Acquisition, LLC an annual fee of $1,000,000. A copy of this Corporate Overhead Fee Agreement is attached to this Form 8-K as Exhibit 10.13.

      The Development Restriction Agreement is an agreement by and among John Q. Hammons Hotels, L.P., John Q. Hammons Hotels Two, L.P., [TRS], Jonathan D. Eilian, Atrium Hotels, LLC and affiliates of any of them and John Q. Hammons and the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, and any affiliates of John Q. Hammons and the Revocable Trust of John
Q. Hammons, dated December 28, 1989, as amended and restated. In this Agreement, John Q. Hammons Hotels, L.P., John Q. Hammons Hotels Two, L.P., TRS, Mr. Eilian, Atrium Hotels, LLC and Mr. Hammons and his affiliates will establish certain procedures governing the development and construction of any hotel that could affect any of their respective existing or new hotels. An impact study must be performed on any existing hotel, excluding five hotels currently under development by Mr. Hammons and his affiliates, to determine the effect of a proposed new hotel being built in the same competitive market as any applicable pre-existing hotel. To the extent that the negative impact would be greater than 2% of annual gross revenues on such pre-existing hotel, then the relevant parties will enter into a joint venture with respect to the new facility, or the new hotel will not be built. This Development Restriction Agreement will continue until the earlier of Mr. Hammons' death or the redemption in full of the Hammons Preferred Units. A copy of the Development Restriction Agreement is attached to this Form 8-K as Exhibit 10.14.

      A taxable REIT subsidiary will lease certain hotels from John Q. Hammons Hotels Two, L.P. and John Q. Hammons Hotels, L.P. pursuant to a general form of lease agreement. A copy of the lease agreement is attached to this Form 8-K as
Exhibit 10.15.

      John Q. Hammons Management Company, LLC, John Q. Hammons Hotels, L.P., John Q. Hammons Hotels Two, L.P., [TRS Subsidiary], and the Hammons Owners (entities listed in Schedule I of the Revenue Sharing Agreement) will enter into a Revenue Sharing Agreement. The Revenue Sharing Agreement terminates the obligations of John Q. Hammons Management Company, LLC with respect to certain properties. The affiliates of Mr. Hammons will be required to pay John Q. Hammons Hotels, L.P. two percent (2%) of gross revenues on certain properties in lieu of management fees. Additionally, John Q. Hammons Hotels, L.P. will pay John Q. Hammons


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Management Company, LLC the amount by which the actual operating costs exceed the fee charged under the Management Services Agreement, described below. The Revenue Sharing Agreement will run concurrently with the Management Services Agreement. A copy of the Revenue Sharing Agreement is attached to this Form 8-K as Exhibit 10.16.

      A Management Services Agreement will be entered into between [TRS Subsidiary] and John Q. Hammons Management Company, LLC. John Q. Hammons Management Company, LLC will provide management services to certain current and future properties owned, leased, or managed by TRS. John Q. Hammons Management Company, LLC will also provide portfolio management services for TRS Subsidiary Properties consistent with past practices. In exchange, TRS will pay the actual operating costs incurred by John Q. Hammons Management Company, LLC, including an annual salary of $200,000 plus benefits paid to John Q. Hammons. However, TRS will not be obligated to pay any fee in excess of the amount for which TRS could receive comparable management services in an arms length transaction. A copy of the Management Services Agreement is attached as Exhibit 10.17 to this Form 8-K.

      The iStar Funding Agreement is an agreement by and between iStar Financial Inc., a prospective Borrower to be formed by Mr. Hammons and a Lender to be formed by Mr. Eilian, under which the Borrower requests that iStar agree to fund amounts due to Borrower under a Loan Agreement with Lender should Lender fail to satisfy its funding obligations under the Lender Loan Agreement. The Funding Agreement provides that Borrower and Lender enter into certain additional agreements with respect to the Lender's Loan. A copy of the iStart Funding Agreement is attached as Exhibit 10.18 to this Form 8-K.

      The long term line of credit agreement is an agreement by and between an entity to be formed by Mr. Hammons and an entity to be formed by Mr. Eilian, whereby Mr. Eilian's entity will agree to make loans to Mr. Hammons' entity from time to time in an aggregate amount not to exceed $275,000,000. Each loan will be in a minimum principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Outstanding principal will be paid at a Base Rate. The Base Rate is defined as (a) the greater of (i) the London Interbank Offered Rate ("LIBOR") or an alternate rate if LIBOR ceases to be published or (ii) 3.22% per annum, plus (b) one percent (1%). A copy of the Long Term Line of Credit Agreement is attached to this Form 8-K as Exhibit 10.19.

      The foregoing descriptions of each of these agreements do not purport to be complete and are qualified in their entirety by reference to the form of the agreements, which are filed as exhibits hereto, and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

        Exhibit No.                           Exhibit
        -----------                           -------


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           10.1         Amended and Restated Transaction Agreement, dated as of
                        June 14, 2005 by and among JD Holdings, LLC, JQH Acquisition, LLC, John Q. Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, and Hammons, Inc.

           10.2 Form of Amendment No. 4, to the Second Amended and Restated Agreement of Limited Partnership of John Q. Hammons Hotels, L.P., dated as of November 23, 1994 between John Q. Hammons Hotels, Inc., as general partner, the Revocable Trust of John Q. Hammons dated December 28, 1989, as amended and restated, Hammons, Inc., and J.Q.H., Inc., as limited partners.


           10.3 Form of Real Estate Sale and Non-Compete Agreement regarding certain properties, by and between John Q. Hammons Hotels Two, L.P., the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and John Q. Hammons.

           10.4 Form of Chateau Distribution Agreement by and among JQH Acquisition, LLC, JQH Merger Corporation, Atrium Hotels, LLC, John Q. Hammons Hotels, L.P., John Q. Hammons Hotels Two, L.P., the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, and Chateau Lake, LLC.

           10.5 Form of Management Assets and Obligations Distribution Agreement between JQH Acquisition, LLC, John Q. Hammons Hotels, Inc., John Q. Hammons Hotels, L.P., and JQH Hotels Management, LLC, a Delaware limited liability company.

           10.6 Form of Third Amended and Restated Agreement of Limited Partnership of John Q. Hammons Hotels, L.P. among John
                        Q. Hammons Hotels, Inc., as general partner of the Partnership, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Hammons, Inc. and any additional limited partner that is admitted to the Partnership from time to time.

           10.7 Form of Redemption Agreement among the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and John Q. Hammons Hotels, Inc.


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           10.8         Form of Fourth Amended and Restated Agreement of Limited
                        Partnership of [John Q. Hammons Hotels], L.P. among Atrium GP, LLC, as general partner, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Hammons, Inc. and any additional limited partner that is admitted from time to time.

           10.9 Form of Tax Indemnity Agreement among John Q. Hammons, Hammons, Inc., the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, John
                        Q. Hammons Hotels, Inc., and John Q. Hammons Hotels, L.P., and John Q. Hammons Hotels Two, L.P.

           10.10        Form of Right of First Refusal Agreement among John Q.
                        Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Hammons of New Mexico, LLC, Hammons of Frisco, LLC, Hammons of Colorado, LLC, Hammons of Arkansas, LLC, Hammons of South Carolina, LLC, City Center Hotel Corporation, Hammons of Huntsville, LLC, Hammons of Lincoln, LLC, Hammons of Franklin, LLC, Hammons of Richardson, LLC, Richardson Hammons, LP and John Q. Hammons Center, LLC and JD Holdings, LLC, and any Affiliate thereof.

           10.11        Form of Right of First Refusal Agreement among John Q.
                        Hammons Hotels, L.P., and John Q. Hammons Hotels Two, L.P., each on behalf of itself and its Subsidiaries and John Q. Hammons and the Revocable Trust of John Q. Hammons dated December 28, 1989, as amended and restated.

           10.12 Form of Non Solicitation Agreement among JQH Acquisition, LLC, Newco, LLC, John Q. Hammons Hotels, L.P., John Q. Hammons Hotels, Inc., John Q. Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated and JQH Hotels Management, LLC.

           10.13        Form of Corporate Overhead Fee Agreement between John Q.
                        Hammons Hotels, L.P. and JQH Acquisition, LLC.

           10.14        Form of Development Restriction Agreement among John Q.
                        Hammons Hotels, L.P., John Q. Hammons Hotels Two, L.P., and [TRS], each on behalf of itself and its Subsidiaries and Jonathan D. Eilian, Atrium Hotels, LLC, and John Q. Hammons, the Revocable Trust of John Q. Hammons dated December 28, 1989, as amended and restated and any Affiliate of John Q. Hammons or the Revocable Trust of John Q. Hammons dated December 28, 1989, as amended and restated which develops or constructs hotels and related facilities.


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           10.15        A generic form of lease agreement to be entered into by
                        a taxable REIT subsidiary, as lessee, and John Q. Hammons Hotels, L.P., or John Q. Hammons Hotels Two, L.P., as lessor.

           10.16 Form of Revenue Sharing Agreement among John Q. Hammons Management Company, LLC, John Q. Hammons Hotels, L.P., John Q. Hammons Hotels Two, L.P., [TRS Subsidiary], and John Q. Hammons, the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Richardson Hammons, LP, Hammons of Franklin (Under Richardson Hammons LP), Hammons of Richardson (Under Richardson Hammons LP), Hammons of Arkansas, LLC, Hammons of Colorado, LLC, Hammons of Frisco, LLC, Hammons of Huntsville, LLC, Hammons of N. Mexico, LLC, Hammons of S. Carolina, LLC, Chateau Lake LLC, City Centre Hotel Corporation, and John Q. Hammons Center, LLC.

           10.17 Form of Management Services Agreement between [TRS Subsidiary], and John Q. Hammons Management Company, LLC.

           10.18 Form of Funding Agreement to be entered into by iStar Financial Inc., a yet to be determined borrower and yet to be determined lender.

           10.19 Form of Long Term Line of Credit Agreement between an entity to be formed by Mr. Hammons and an entity to be formed by Mr. Eilian.

           99.1 Press Release, dated June 15, 2005, issued by the Registrant, incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed on June 15, 2005.

           99.2 Agreement and Plan of Merger among JQH Acquisition, LLC, JQH Merger Corporation and John Q. Hammons Hotels, Inc., dated as of June 14, 2005, incorporated by reference to
                        Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed on June 15, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JOHN Q. HAMMONS HOTELS, INC.



                                          By:   /s/ Paul E. Muellner
                                                --------------------
                                                Name:    Paul E. Muellner
                                                Title:   Chief Financial Officer

Date: June 20, 2005



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